Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Third Quarter 2017

October 31, 2017

American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2017

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Highlights
Net earnings	$11	$145	$153	$385	$109	$309	$264
Core net operating earnings	95	145	151	176	134	391	358
Total assets	60,163	58,618	57,464	55,072	54,845	60,163	54,845
Adjusted shareholders’ equity (a)	4,852	4,837	4,815	4,617	4,487	4,852	4,487
Property and Casualty net written premiums	1,433	1,130	1,027	1,083	1,268	3,590	3,303
Annuity statutory premiums	876	1,266	1,290	1,111	941	3,432	3,324
Per share data
Diluted earnings per share	$0.13	$1.61	$1.72	$4.33	$1.23	$3.44	$2.98
Core net operating earnings per share	1.06	1.61	1.69	1.98	1.51	4.35	4.04
Adjusted book value per share (a)	55.08	54.97	54.98	53.11	51.68	55.08	51.68
Cash dividends per common share	0.3125	1.8125	0.3125	1.3125	0.2800	2.4375	0.8400
Financial ratios
Annualized return on equity (b)	1.0%	12.3%	13.3%	34.4%	9.9%	8.9%	8.1%
Annualized core operating return on equity (b)	8.1%	12.3%	13.1%	15.7%	12.2%	11.2%	11.0%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	71.4%	59.5%	59.5%	63.7%	62.9%	64.0%	61.0%
Underwriting expense ratio	27.9%	33.7%	32.7%	26.7%	30.3%	31.2%	31.9%

Combined ratio - Specialty	99.3%	93.2%	92.2%	90.4%	93.2%	95.2%	92.9%

Net spread on fixed annuities:
Net interest spread	2.69%	2.61%	2.58%	2.70%	2.85%	2.63%	2.75%
Net spread earned:
Before impact of fair value accounting	1.36%	1.32%	1.31%	1.42%	1.46%	1.32%	1.37%
Impact of fair value accounting (c)	(0.05%)	(0.21%)	(0.03%)	0.40%	0.01%	(0.09%)	(0.27%)

After impact of fair value accounting	1.31%	1.11%	1.28%	1.82%	1.47%	1.23%	1.10%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 18.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Property and Casualty Insurance
Underwriting profit	$8	$72	$78	$110	$78	$158	$227
Net investment income	94	96	86	85	93	276	265
Other income (expense)	(7)	(5)	5	(15)	(18)	(7)	(42)

Property and Casualty Insurance operating earnings	95	163	169	180	153	427	450
Annuity earnings	102	85	96	132	107	283	236
Run-off Long-Term Care and Life earnings	2	2	—	2	1	4	—
Interest expense of parent holding companies	(21)	(23)	(21)	(21)	(19)	(65)	(56)
Other expense	(20)	(23)	(26)	(29)	(29)	(69)	(70)

Pre-tax core operating earnings	158	204	218	264	213	580	560
Income tax expense	63	59	67	88	79	189	202

Core net operating earnings	95	145	151	176	134	391	358
Non-core items, net of tax:
Realized gains (losses) on securities	(8)	5	2	32	1	(1)	(19)
Gain on sale of subsidiaries	—	—	—	—	—	—	1
Gain on sale of apartment property	—	—	—	—	—	—	15
Special A&E charges:
Property and Casualty Insurance run-off operations	(58)	—	—	—	(23)	(58)	(23)
Former Railroad and Manufacturing operations	(16)	—	—	—	(3)	(16)	(3)
Neon exited lines charge	—	—	—	—	—	—	(65)
Tax benefit related to National Interstate merger	—	—	—	66	—	—	—
Tax benefit related to Neon restructuring	—	—	—	111	—	—	—
Loss on retirement of debt	(2)	(5)	—	—	—	(7)	—

Net earnings	$11	$145	$153	$385	$109	$309	$264

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Core net operating earnings	$95	$145	$151	$176	$134	$391	$358

Net earnings	$11	$145	$153	$385	$109	$309	$264

Average number of diluted shares	89.984	89.799	89.342	88.774	88.461	89.712	88.447
Diluted earnings per share:
Core net operating earnings per share	$1.06	$1.61	$1.69	$1.98	$1.51	$4.35	$4.04
Realized gains (losses) on securities	(0.08)	0.05	0.03	0.36	0.02	(0.01)	(0.21)
Gain on sale of subsidiaries	—	—	—	—	—	—	0.01
Gain on sale of apartment property	—	—	—	—	—	—	0.17
Special A&E charges:
Property and Casualty Insurance run-off operations	(0.64)	—	—	—	(0.26)	(0.64)	(0.26)
Former Railroad and Manufacturing operations	(0.18)	—	—	—	(0.04)	(0.18)	(0.04)
Neon exited lines charge	—	—	—	—	—	—	(0.73)
Tax benefit related to National Interstate merger	—	—	—	0.74	—	—	—
Tax benefit related to Neon restructuring	—	—	—	1.25	—	—	—
Loss on retirement of debt	(0.03)	(0.05)	—	—	—	(0.08)	—

Diluted earnings per share	$0.13	$1.61	$1.72	$4.33	$1.23	$3.44	$2.98

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Property and Transportation	$6	$21	$43	$75	$44	$70	$91
Specialty Casualty	2	29	15	13	13	46	65
Specialty Financial	(3)	23	22	20	19	42	64
Other Specialty	4	—	(1)	2	2	3	7

Underwriting profit -Specialty	9	73	79	110	78	161	227
Other core charges, included in loss and LAE	1	1	1	—	—	3	—
Underwriting profit - Core	8	72	78	110	78	158	227
Special A&E charges, included in loss and LAE	(89)	—	—	—	(36)	(89)	(36)
Neon exited lines charge, included in loss and LAE	—	—	—	—	—	—	(57)
Neon exited lines charge, included in underwriting expenses	—	—	—	—	—	—	(8)

Underwriting profit (loss) - Property and Casualty Insurance	$(81)	$72	$78	$110	$42	$69	$126

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$6	$—	$—	$—	$—	$6	$—
Catastrophe loss	107	18	7	12	14	132	43

Total current accident year catastrophe losses	$113	$18	$7	$12	$14	$138	$43

Prior year loss reserve development (favorable) / adverse	$52	$(22)	$(28)	$10	$22	$2	$22

Combined ratio:
Property and Transportation	98.9%	94.2%	87.3%	83.9%	91.1%	94.3%	92.4%
Specialty Casualty	99.5%	94.7%	97.0%	97.4%	97.4%	97.1%	95.7%
Specialty Financial	102.2%	84.4%	85.0%	86.0%	86.4%	90.4%	84.5%
Other Specialty	85.1%	98.3%	105.8%	94.9%	91.5%	95.8%	90.1%
Combined ratio - Specialty	99.3%	93.2%	92.2%	90.4%	93.2%	95.2%	92.9%
Other core charges	0.1%	0.2%	0.1%	0.0%	0.1%	0.1%	0.0%
Neon exited lines charge, loss and LAE	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.8%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Special A&E charges	7.0%	0.0%	0.0%	0.0%	3.0%	2.6%	1.1%

Combined ratio	106.4%	93.4%	92.3%	90.4%	96.3%	97.9%	96.0%

Combined ratio excl. catastrophe and prior year development	93.8%	93.7%	94.3%	88.4%	93.1%	93.9%	93.7%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	65.9%	60.0%	61.6%	61.7%	62.8%	62.7%	61.8%
Prior accident year loss reserve development	4.2%	(2.0%)	(2.7%)	0.9%	2.0%	0.1%	0.7%
Current accident year catastrophe loss	8.4%	1.7%	0.7%	1.1%	1.2%	3.9%	1.3%

Loss and LAE ratio	78.5%	59.7%	59.6%	63.7%	66.0%	66.7%	63.8%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Gross written premiums	$2,104	$1,503	$1,324	$1,441	$1,899	$4,931	$4,540
Ceded reinsurance premiums	(671)	(373)	(297)	(358)	(631)	(1,341)	(1,237)

Net written premiums	1,433	1,130	1,027	1,083	1,268	3,590	3,303
Change in unearned premiums	(166)	(65)	(5)	61	(109)	(236)	(119)

Net earned premiums	1,267	1,065	1,022	1,144	1,159	3,354	3,184
Loss and LAE	905	634	608	729	729	2,147	1,940
Underwriting expense	353	358	335	305	352	1,046	1,017

Underwriting profit	$9	$73	$79	$110	$78	$161	$227

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$6	$—	$—	$—	$—	$6	$—
Catastrophe loss	107	18	7	12	14	132	43

Total current accident year catastrophe losses	$113	$18	$7	$12	$14	$138	$43

Prior year loss reserve development (favorable) / adverse	$(38)	$(23)	$(29)	$10	$(14)	$(90)	$(71)

Combined ratio:
Loss and LAE ratio	71.4%	59.5%	59.5%	63.7%	62.9%	64.0%	61.0%
Underwriting expense ratio	27.9%	33.7%	32.7%	26.7%	30.3%	31.2%	31.9%

Combined ratio	99.3%	93.2%	92.2%	90.4%	93.2%	95.2%	92.9%

Combined ratio excl. catastrophe and prior year development	93.8%	93.7%	94.3%	88.4%	93.1%	93.9%	93.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.9%	60.0%	61.6%	61.7%	62.8%	62.7%	61.8%
Prior accident year loss reserve development	(2.9%)	(2.2%)	(2.8%)	0.9%	(1.1%)	(2.6%)	(2.1%)
Current accident year catastrophe loss	8.4%	1.7%	0.7%	1.1%	1.2%	3.9%	1.3%

Loss and LAE ratio	71.4%	59.5%	59.5%	63.7%	62.9%	64.0%	61.0%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Gross written premiums	$1,073	$573	$416	$577	$991	$2,062	$1,927
Ceded reinsurance premiums	(449)	(180)	(92)	(183)	(406)	(721)	(649)

Net written premiums	624	393	324	394	585	1,341	1,278
Change in unearned premiums	(97)	(36)	18	71	(92)	(115)	(81)

Net earned premiums	527	357	342	465	493	1,226	1,197
Loss and LAE	407	232	208	319	339	847	795
Underwriting expense	114	104	91	71	110	309	311

Underwriting profit	$6	$21	$43	$75	$44	$70	$91

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$—	$—	$—	$2	$—
Catastrophe loss	23	11	5	6	7	39	25

Total current accident year catastrophe losses	$25	$11	$5	$6	$7	$41	$25

Prior year loss reserve development (favorable) / adverse	$(8)	$(11)	$(17)	$13	$(5)	$(36)	$(34)

Combined ratio:
Loss and LAE ratio	77.3%	64.9%	60.8%	68.6%	68.8%	69.1%	66.4%
Underwriting expense ratio	21.6%	29.3%	26.5%	15.3%	22.3%	25.2%	26.0%

Combined ratio	98.9%	94.2%	87.3%	83.9%	91.1%	94.3%	92.4%

Combined ratio excl. catastrophe and prior year development	96.0%	94.3%	90.7%	79.7%	90.7%	94.1%	93.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	74.4%	65.0%	64.2%	64.4%	68.4%	68.9%	67.1%
Prior accident year loss reserve development	(1.5%)	(3.1%)	(4.8%)	3.0%	(1.2%)	(3.0%)	(2.8%)
Current accident year catastrophe loss	4.4%	3.0%	1.4%	1.2%	1.6%	3.2%	2.1%

Loss and LAE ratio	77.3%	64.9%	60.8%	68.6%	68.8%	69.1%	66.4%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Gross written premiums	$850	$756	$744	$684	$722	$2,350	$2,108
Ceded reinsurance premiums	(226)	(195)	(204)	(174)	(218)	(625)	(582)

Net written premiums	624	561	540	510	504	1,725	1,526
Change in unearned premiums	(56)	(24)	(32)	—	(7)	(112)	(30)

Net earned premiums	568	537	508	510	497	1,613	1,496
Loss and LAE	402	339	331	348	330	1,072	972
Underwriting expense	164	169	162	149	154	495	459

Underwriting profit	$2	$29	$15	$13	$13	$46	$65

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$—	$—	$—	$2	$—
Catastrophe loss	54	2	1	4	2	57	6

Total current accident year catastrophe losses	$56	$2	$1	$4	$2	$59	$6

Prior year loss reserve development (favorable) / adverse	$(23)	$(5)	$(6)	$3	$(2)	$(34)	$(16)

Combined ratio:
Loss and LAE ratio	70.7%	63.1%	65.2%	68.2%	66.5%	66.4%	65.0%
Underwriting expense ratio	28.8%	31.6%	31.8%	29.2%	30.9%	30.7%	30.7%

Combined ratio	99.5%	94.7%	97.0%	97.4%	97.4%	97.1%	95.7%

Combined ratio excl. catastrophe and prior year development	94.0%	95.2%	97.9%	96.1%	97.4%	95.7%	96.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.2%	63.6%	66.1%	66.9%	66.5%	65.0%	65.7%
Prior accident year loss reserve development	(4.0%)	(0.9%)	(1.1%)	0.5%	(0.3%)	(2.1%)	(1.1%)
Current accident year catastrophe loss	9.5%	0.4%	0.2%	0.8%	0.3%	3.5%	0.4%

Loss and LAE ratio	70.7%	63.1%	65.2%	68.2%	66.5%	66.4%	65.0%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Gross written premiums	$181	$174	$164	$180	$186	$519	$505
Ceded reinsurance premiums	(31)	(25)	(23)	(26)	(37)	(79)	(87)

Net written premiums	150	149	141	154	149	440	418
Change in unearned premiums	(8)	(3)	6	(13)	(4)	(5)	(2)

Net earned premiums	142	146	147	141	145	435	416
Loss and LAE	79	49	52	46	45	180	132
Underwriting expense	66	74	73	75	81	213	220

Underwriting profit (loss)	$(3)	$23	$22	$20	$19	$42	$64

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$—	$—	$—	$2	$—
Catastrophe loss	29	5	1	2	5	35	9

Total current accident year catastrophe losses	$31	$5	$1	$2	$5	$37	$9

Prior year loss reserve development (favorable) / adverse	$(5)	$(8)	$(9)	$(6)	$(6)	$(22)	$(17)

Combined ratio:
Loss and LAE ratio	56.0%	33.1%	35.6%	32.4%	31.6%	41.4%	31.8%
Underwriting expense ratio	46.2%	51.3%	49.4%	53.6%	54.8%	49.0%	52.7%

Combined ratio	102.2%	84.4%	85.0%	86.0%	86.4%	90.4%	84.5%

Combined ratio excl. catastrophe and prior year development	84.9%	86.5%	90.6%	88.8%	87.0%	87.4%	86.3%

Loss and LAE components:
Current accident year, excluding catastrophe loss	38.7%	35.2%	41.2%	35.2%	32.2%	38.4%	33.6%
Prior accident year loss reserve development	(3.1%)	(5.4%)	(6.4%)	(4.5%)	(3.9%)	(5.0%)	(4.0%)
Current accident year catastrophe loss	20.4%	3.3%	0.8%	1.7%	3.3%	8.0%	2.2%

Loss and LAE ratio	56.0%	33.1%	35.6%	32.4%	31.6%	41.4%	31.8%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	35	27	22	25	30	84	81

Net written premiums	35	27	22	25	30	84	81
Change in unearned premiums	(5)	(2)	3	3	(6)	(4)	(6)

Net earned premiums	30	25	25	28	24	80	75
Loss and LAE	17	14	17	16	15	48	41
Underwriting expense	9	11	9	10	7	29	27

Underwriting profit (loss)	$4	$—	$(1)	$2	$2	$3	$7

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	—	—	—	—	1	3

Total current accident year catastrophe losses	$1	$—	$—	$—	$—	$1	$3

Prior year loss reserve development (favorable) / adverse	$(2)	$1	$3	$—	$(1)	$2	$(4)

Combined ratio:
Loss and LAE ratio	52.6%	62.0%	68.0%	59.5%	55.2%	60.4%	53.2%
Underwriting expense ratio	32.5%	36.3%	37.8%	35.4%	36.3%	35.4%	36.9%

Combined ratio	85.1%	98.3%	105.8%	94.9%	91.5%	95.8%	90.1%

Combined ratio excl. catastrophe and prior year development	90.4%	93.5%	93.4%	93.7%	95.1%	92.3%	92.5%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Net investment income	$375	$360	$347	$346	$351	$1,082	$1,010
Guaranteed withdrawal benefit fees	15	14	14	14	14	43	39
Policy charges and other miscellaneous income	11	12	13	13	12	36	37

Total revenues	401	386	374	373	377	1,161	1,086
Annuity benefits expense	215	224	196	160	189	635	640
Acquisition expenses	54	47	52	54	53	153	127
Other expenses	30	30	30	27	28	90	83

Total costs and expenses	299	301	278	241	270	878	850

Annuity earnings before income taxes	$102	$85	$96	$132	$107	$283	$236

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$106	$101	$98	$103	$106	$305	$292
Impact of fair value accounting (a)	(4)	(16)	(2)	29	1	(22)	(56)

Annuity earnings before income taxes	$102	$85	$96	$132	$107	$283	$236

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Detail of annuity benefits expense:
Interest credited - fixed	$160	$157	$152	$148	$145	$469	$426
Interest credited - fixed component of variable annuities	1	2	1	1	1	4	4
Change in expected death and annuitization reserve	5	4	4	4	5	13	14
Amortization of sales inducements	4	4	6	7	6	14	17
Guaranteed withdrawal benefit reserve	18	17	16	20	18	51	49
Change in other benefit reserves	16	9	11	11	10	36	23
Unlockings (a)	—	—	—	23	—	—	—

Subtotal before impact of fair value accounting	204	193	190	214	185	587	533
Embedded derivative mark-to-market (b)	127	112	147	6	109	386	188
Equity option mark-to-market	(116)	(81)	(141)	(60)	(105)	(338)	(81)

Subtotal impact of fair value accounting	11	31	6	(54)	4	48	107

Total annuity benefits expense	$215	$224	$196	$160	$189	$635	$640

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $24 million in 2016 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense reduction of $1 million in 2016.
(b)	Excludes unlocking impact of $17 million in 2016.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Average fixed annuity investments (at amortized cost) (a)	$31,713	$30,988	$30,055	$29,192	$28,548	$30,919	$27,899
Average annuity benefits accumulated	32,029	31,212	30,183	29,250	28,538	31,141	27,778

Annuity benefits accumulated in excess of investments (a)	$(316)	$(224)	$(128)	$(58)	$10	$(222)	$121

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.70%	4.62%	4.59%	4.72%	4.88%	4.64%	4.79%
Interest credited	(2.01%)	(2.01%)	(2.01%)	(2.02%)	(2.03%)	(2.01%)	(2.04%)

Net interest spread on fixed annuities	2.69%	2.61%	2.58%	2.70%	2.85%	2.63%	2.75%
Policy charges and other miscellaneous income	0.10%	0.12%	0.14%	0.15%	0.14%	0.12%	0.14%
Other annuity benefit expenses, net	(0.33%)	(0.27%)	(0.31%)	(0.38%)	(0.36%)	(0.31%)	(0.31%)
Acquisition expenses	(0.65%)	(0.58%)	(0.67%)	(1.06%)	(0.72%)	(0.63%)	(0.58%)
Other expenses	(0.36%)	(0.38%)	(0.38%)	(0.35%)	(0.39%)	(0.38%)	(0.39%)
Change in fair value of derivatives	(0.14%)	(0.39%)	(0.08%)	0.73%	(0.05%)	(0.20%)	(0.51%)
Unlockings	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities	1.31%	1.11%	1.28%	1.82%	1.47%	1.23%	1.10%

Average annuity benefits accumulated	$32,029	$31,212	$30,183	$29,250	$28,538	$31,141	$27,778
Net spread earned on fixed annuities	1.31%	1.11%	1.28%	1.82%	1.47%	1.23%	1.10%

Earnings on fixed annuity benefits accumulated	$105	$87	$96	$133	$105	$288	$230
Annuity benefits accumulated in excess of investments	$(316)	$(224)	$(128)	$(58)	$10	$(222)	$121

Net investment income (as % of investments)	4.70%	4.62%	4.59%	4.72%	4.88%	4.64%	4.79%

Earnings on annuity benefits accumulated in excess of investments	$(4)	$(3)	$(1)	$—	$—	$(8)	$4
Variable annuity earnings (loss)	1	1	1	(1)	2	3	2

Earnings before income taxes - core	$102	$85	$96	$132	$107	$283	$236

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.36%	1.32%	1.31%	1.42%	1.46%	1.32%	1.37%
Change in fair value of derivatives	(0.14%)	(0.39%)	(0.08%)	0.73%	(0.05%)	(0.20%)	(0.51%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	0.09%	0.18%	0.05%	(0.33%)	0.06%	0.11%	0.24%

Net spread earned core - after impact of fair value accounting	1.31%	1.11%	1.28%	1.82%	1.47%	1.23%	1.10%

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Retail single premium annuities - indexed	$367	$474	$469	$415	$340	$1,310	$1,299
Retail single premium annuities - fixed	19	22	20	22	18	61	60
Financial institutions single premium annuities - indexed	360	500	487	474	435	1,347	1,476
Financial institutions single premium annuities - fixed	82	215	262	152	97	559	316
Education market - fixed and indexed annuities	41	47	45	40	42	133	144

Subtotal fixed annuity premiums	869	1,258	1,283	1,103	932	3,410	3,295
Variable annuities	7	8	7	8	9	22	29

Total annuity premiums	$876	$1,266	$1,290	$1,111	$941	$3,432	$3,324

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Beginning fixed annuity reserves	$31,704	$30,719	$29,647	$28,853	$28,222	$29,647	$26,371
Premiums	869	1,258	1,283	1,103	932	3,410	3,295
Federal Home Loan Bank advances	—	—	—	—	—	—	150
Surrenders, benefits and other withdrawals	(540)	(571)	(539)	(524)	(586)	(1,650)	(1,665)
Interest and other annuity benefit expenses:
Interest credited	160	157	152	148	145	469	426
Embedded derivative mark-to-market	127	112	147	6	109	386	188
Change in other benefit reserves	34	29	29	34	31	92	88
Unlockings	—	—	—	27	—	—	—

Ending fixed annuity reserves	$32,354	$31,704	$30,719	$29,647	$28,853	$32,354	$28,853

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$32,354	$31,704	$30,719	$29,647	$28,853	$32,354	$28,853
Impact of unrealized investment gains on reserves	138	128	100	76	180	138	180
Fixed component of variable annuities	179	182	183	184	189	179	189

Annuity benefits accumulated per balance sheet	$32,671	$32,014	$31,002	$29,907	$29,222	$32,671	$29,222

Annualized surrenders and other withdrawals as a % of beginning reserves	6.8%	7.4%	7.3%	7.3%	8.3%	7.4%	8.4%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16
Assets:
Total cash and investments	$45,253	$44,779	$43,350	$41,433	$41,805	$40,639
Recoverables from reinsurers	3,262	2,839	2,735	2,737	2,814	2,576
Prepaid reinsurance premiums	691	587	533	539	634	521
Agents’ balances and premiums receivable	1,173	1,124	989	997	1,029	992
Deferred policy acquisition costs	1,119	1,156	1,205	1,239	867	881
Assets of managed investment entities	4,767	4,873	5,331	4,765	4,312	4,410
Other receivables	1,545	923	875	908	1,391	788
Variable annuity assets (separate accounts)	628	620	614	600	606	595
Other assets	1,526	1,518	1,633	1,655	1,188	1,132
Goodwill	199	199	199	199	199	199

Total assets	$60,163	$58,618	$57,464	$55,072	$54,845	$52,733

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,563	$8,730	$8,621	$8,563	$8,661	$8,203
Unearned premiums	2,567	2,294	2,174	2,171	2,328	2,109
Annuity benefits accumulated	32,671	32,014	31,002	29,907	29,222	28,596
Life, accident and health reserves	667	676	687	691	700	702
Payable to reinsurers	906	681	621	634	835	588
Liabilities of managed investment entities	4,506	4,685	5,101	4,549	4,067	4,192
Long-term debt	1,284	1,405	1,283	1,283	1,300	998
Variable annuity liabilities (separate accounts)	628	620	614	600	606	595
Other liabilities	1,992	2,201	2,166	1,755	1,768	1,557

Total liabilities	$54,784	$53,306	$52,269	$50,153	$49,487	$47,540
Shareholders’ equity:
Common stock	$88	$88	$88	$87	$87	$87
Capital surplus	1,167	1,158	1,138	1,111	1,242	1,228
Unappropriated retained earnings	3,435	3,451	3,466	3,343	3,079	3,016
Unrealized gains - equities	173	158	145	98	103	46
Unrealized gains - fixed maturities	533	481	384	306	669	639
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(6)	(6)	(8)	(7)	5	5
Other comprehensive income, net of tax	(11)	(18)	(22)	(22)	(24)	(21)

Total shareholders’ equity	5,379	5,312	5,191	4,916	5,161	5,000
Noncontrolling interests	—	—	4	3	197	193

Total liabilities and equity	$60,163	$58,618	$57,464	$55,072	$54,845	$52,733

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16
Shareholders’ equity	$5,379	$5,312	$5,191	$4,916	$5,161	$5,000
Unrealized (gains) related to fixed maturities	(527)	(475)	(376)	(299)	(674)	(644)

Adjusted shareholders’ equity	4,852	4,837	4,815	4,617	4,487	4,356
Goodwill	(199)	(199)	(199)	(199)	(199)	(199)
Intangibles	(29)	(30)	(32)	(34)	(44)	(46)

Tangible adjusted shareholders’ equity	$4,624	$4,608	$4,584	$4,384	$4,244	$4,111

Common shares outstanding	88.093	88.007	87.592	86.924	86.813	86.850
Book value per share:
Book value per share	$61.06	$60.36	$59.26	$56.55	$59.45	$57.57
Adjusted (a)	55.08	54.97	54.98	53.11	51.68	50.16
Tangible, adjusted (b)	52.50	52.36	52.34	50.43	48.89	47.34
Market capitalization
AFG’s closing common share price	$103.45	$99.37	$95.42	$88.12	$75.00	$73.93
Market capitalization	$9,113	$8,745	$8,358	$7,660	$6,511	$6,421
Price / Adjusted book value ratio	1.88	1.81	1.74	1.66	1.45	1.47

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16
AFG senior obligations	$1,003	$1,128	$1,008	$1,008	$1,008	$708
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	—	—	—	—	18	12

Debt excluding subordinated debt	$1,003	$1,128	$1,008	$1,008	$1,026	$720
AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,303	$1,428	$1,308	$1,308	$1,326	$1,020
Shareholders’ equity	5,379	5,312	5,191	4,916	5,161	5,000
Noncontrolling interests	—	—	4	3	197	193
Less:
Unrealized (gains) - fixed maturity investments	(533)	(481)	(384)	(306)	(669)	(639)

Total adjusted capital	$6,149	$6,259	$6,119	$5,921	$6,015	$5,574

Ratio of debt to total adjusted capital:
Including subordinated debt	21.2%	22.8%	21.4%	22.1%	22.0%	18.3%
Excluding subordinated debt	16.3%	18.0%	16.5%	17.0%	17.1%	12.9%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Property and Casualty Insurance
Paid Losses (GAAP)	$596	$652	$554	$683	$537	$1,802	$1,670

	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16
Statutory Surplus
Property and Casualty Insurance	$2,817	$2,882	$3,013	$2,939	$3,038	$2,601
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,433	$2,389	$2,341	$2,234	$2,216	$2,089
Allowable dividends without regulatory approval
Property and Casualty Insurance	$496	$496	$496	$496	$434	$434
Annuity and Run-off	197	197	197	197	375	375

Total	$693	$693	$693	$693	$809	$809

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2017
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,074	$825	$450	$—	$2,349	5%
Fixed maturities - Available for sale	6,969	30,836	13	—	37,818	84%
Fixed maturities - Trading	233	117	—	—	350	1%
Equity securities	1,046	539	54	—	1,639	4%
Policy loans	—	186	—	—	186	0%
Mortgage loans	255	788	—	—	1,043	2%
Equity index call options	—	629	—	—	629	1%
Real estate and other investments	552	895	53	(261)	1,239	3%

Total cash and investments	$10,129	$34,815	$570	$(261)	$45,253	100%

Unrealized gain/(loss) on equity securities	$167	$100	$—	$—	$267

	Carrying Value - December 31, 2016
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,383	$511	$213	$—	$2,107	5%
Fixed maturities - Available for sale	6,510	28,021	13	—	34,544	83%
Fixed maturities - Trading	242	117	—	—	359	1%
Equity securities	1,013	496	49	—	1,558	4%
Policy loans	—	192	—	—	192	0%
Mortgage loans	261	886	—	—	1,147	3%
Equity index call options	—	492	—	—	492	1%
Real estate and other investments	497	705	48	(216)	1,034	3%

Total cash and investments	$9,906	$31,420	$323	$(216)	$41,433	100%

Unrealized gain/(loss) on equity securities	$102	$49	$—	$—	$151

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16	09/30/17	09/30/16
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$65	$65	$63	$64	$63	$193	$193
Fixed maturities - Trading	—	2	1	(1)	2	3	4
Equity securities	12	12	14	13	13	38	38
Equity in investees	8	11	4	7	7	23	15
Other investments	11	8	6	6	10	25	21

Gross investment income	96	98	88	89	95	282	271
Investment expenses	(2)	(2)	(2)	(4)	(2)	(6)	(6)

Total net investment income	$94	$96	$86	$85	$93	$276	$265

Average cash and investments (a)	$9,851	$9,947	$9,855	$9,779	$9,647	$9,853	$9,507

Average yield (b)	3.82%	3.86%	3.49%	3.48%	3.86%	3.73%	3.72%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$332	$322	$318	$315	$307	$972	$908
Fixed maturities - Trading	—	—	—	—	—	—	—
Equity securities	5	5	5	7	6	15	17
Equity in investees	12	10	6	6	9	28	16
Other investments	26	22	19	20	27	67	67

Gross investment income	375	359	348	348	349	1,082	1,008
Investment expenses	(2)	(2)	(3)	(4)	(1)	(7)	(6)

Total net investment income	$373	$357	$345	$344	$348	$1,075	$1,002

Average cash and investments (a)	$31,713	$30,988	$30,055	$29,192	$28,548	$30,919	$27,899

Average yield (b)	4.70%	4.62%	4.59%	4.72%	4.88%	4.64%	4.79%

AFG consolidated net investment income:
Property & Casualty	$94	$96	$86	$85	$93	$276	$265
Annuity and Run-off:
Fixed Annuity	373	357	345	344	348	1,075	1,002
Variable Annuity	2	3	2	2	3	7	8
Run-off	6	5	5	6	5	16	15
Other	1	4	3	—	1	8	6
Consolidate CLOs	(5)	(5)	(6)	(8)	(17)	(16)	(29)

Total net investment income	$471	$460	$435	$429	$433	$1,366	$1,267

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
September 30, 2017	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$309	$309	$—	1%	1%
States, municipalities and political subdivisions	6,788	7,024	236	18%	15%
Foreign government	251	254	3	1%	1%
Residential mortgage-backed securities	3,065	3,399	334	9%	8%
Commercial mortgage-backed securities	967	1,010	43	3%	2%
Asset-backed securities	7,362	7,490	128	19%	17%
Corporate and other bonds	18,020	18,682	662	49%	41%

Total AFG consolidated	$36,762	$38,168	$1,406	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.45%
Net of investment expense (a)	4.41%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2016	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$348	$348	$—	1%	1%
States, municipalities and political subdivisions	6,677	6,808	131	19%	16%
Foreign government	256	261	5	1%	1%
Residential mortgage-backed securities	3,371	3,639	268	11%	9%
Commercial mortgage-backed securities	1,446	1,493	47	4%	3%
Asset-backed securities	5,962	5,959	(3)	17%	14%
Corporate and other bonds	16,034	16,395	361	47%	40%

Total AFG consolidated	$34,094	$34,903	$809	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.56%
Net of investment expense (a)	4.48%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	September 30, 2017				December 31, 2016
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
Property and Casualty Insurance:
US Government and government agencies	$260	$260	$—	4%	$295	$295	$—	4%
States, municipalities and political subdivisions	2,607	2,661	54	37%	2,588	2,605	17	39%
Foreign government	240	241	1	3%	245	249	4	4%
Residential mortgage-backed securities	894	964	70	13%	980	1,026	46	15%
Commercial mortgage-backed securities	97	100	3	1%	142	144	2	2%
Asset-backed securities	1,630	1,641	11	23%	1,445	1,440	(5)	21%
Corporate and other bonds	1,308	1,335	27	19%	976	993	17	15%

Property and Casualty Insurance	$7,036	$7,202	$166	100%	$6,671	$6,752	$81	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.77%				3.88%
Net of investment expense (a)	3.67%				3.67%
Tax equivalent, net of investment expense (b)	4.15%				4.20%
Approximate average life and duration:
Approximate average life	5 years				4.5 years
Approximate duration	4 years				3.5 years

	September 30, 2017				December 31, 2016
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
Annuity and Run-off:
US Government and government agencies	$48	$48	$—	0%	$52	$52	$—	0%
States, municipalities and political subdivisions	4,181	4,363	182	14%	4,089	4,203	114	15%
Foreign government	11	13	2	0%	11	12	1	0%
Residential mortgage-backed securities	2,170	2,423	253	8%	2,390	2,601	211	9%
Commercial mortgage-backed securities	870	910	40	3%	1,304	1,349	45	5%
Asset-backed securities	5,732	5,849	117	19%	4,517	4,519	2	16%
Corporate and other bonds	16,712	17,347	635	56%	15,058	15,402	344	55%

Total Annuity and Run-off	$29,724	$30,953	$1,229	100%	$27,421	$28,138	$717	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.60%				4.72%
Net of investment expense (a)	4.57%				4.67%
Approximate average life and duration:
Approximate average life	7 years				6.5 years
Approximate duration	5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	September 30, 2017
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,106	$6,221	$115	16%
AA	8,108	8,375	267	22%
A	8,873	9,195	322	24%
BBB	10,063	10,447	384	28%

Subtotal - Investment grade	33,150	34,238	1,088	90%
BB	708	725	17	2%
B	335	340	5	1%
Other (b)	2,569	2,865	296	7%

Subtotal - Non-Investment grade	3,612	3,930	318	10%

Total	$36,762	$38,168	$1,406	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2016
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,117	$6,189	$72	18%
AA	7,123	7,257	134	21%
A	8,323	8,487	164	24%
BBB	8,999	9,193	194	26%

Subtotal - Investment grade	30,562	31,126	564	89%
BB	687	695	8	2%
B	446	445	(1)	1%
Other (b)	2,399	2,637	238	8%

Subtotal - Non-Investment grade	3,532	3,777	245	11%

Total	$34,094	$34,903	$809	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 29 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

September 30, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$218	$218	$—	5%	1%
Prime (Non-Agency)	1,283	1,452	169	33%	3%
Alt-A	1,049	1,167	118	26%	3%
Subprime	515	562	47	13%	1%
Commercial	967	1,010	43	23%	2%

Total AFG consolidated	$4,032	$4,409	$377	100%	10%

- Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

- The average amortized cost as a percent of par is - Prime 82%; Alt-A 79%; Subprime 85%; CMBS 99%.

- The average FICO score of our residential MBS securities is - Prime 733; Alt-A 703; Subprime 632.

- 95% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 31%.

- The approximate average life by collateral type is - Residential 4.5 years; Commercial 5.5 years.

December 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$243	$243	$—	5%	0%
Prime (Non-Agency)	1,406	1,557	151	30%	4%
Alt-A	1,093	1,170	77	23%	3%
Subprime	629	669	40	13%	2%
Commercial	1,446	1,493	47	29%	3%

Total AFG consolidated	$4,817	$5,132	$315	100%	12%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	September 30, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$175	$174	$(1)	17%	2%
Prime (Non-Agency)	183	203	20	19%	2%
Alt-A	317	351	34	33%	4%
Subprime	219	236	17	22%	2%
Commercial	97	100	3	9%	1%

Total	$991	$1,064	$73	100%	11%

	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$192	$191	$(1)	17%	2%
Prime (Non-Agency)	187	202	15	17%	2%
Alt-A	342	361	19	31%	4%
Subprime	259	272	13	23%	3%
Commercial	142	144	2	12%	1%

Total	$1,122	$1,170	$48	100%	12%

Annuity and Run-off:	September 30, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$43	$44	$1	1%	0%
Prime (Non-Agency)	1,099	1,237	138	37%	4%
Alt-A	732	816	84	25%	2%
Subprime	296	326	30	10%	1%
Commercial	870	910	40	27%	3%

Total	$3,040	$3,333	$293	100%	10%

	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$51	$52	$1	1%	0%
Prime (Non-Agency)	1,218	1,343	125	34%	4%
Alt-A	751	809	58	21%	3%
Subprime	370	397	27	10%	1%
Commercial	1,304	1,349	45	34%	5%

Total	$3,694	$3,950	$256	100%	13%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	September 30, 2017
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,259	$1,306	$47	30%
AA	94	98	4	2%
A	219	233	14	5%
BBB	229	243	14	6%

Subtotal - investment grade	1,801	1,880	79	43%
BB	189	192	3	4%
B	249	257	8	6%
Other (b)	1,793	2,080	287	47%

Total	$4,032	$4,409	$377	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2016
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,668	$1,720	$52	34%
AA	164	169	5	3%
A	256	268	12	5%
BBB	274	288	14	6%

Subtotal - investment grade	2,362	2,445	83	48%
BB	211	212	1	4%
B	330	333	3	6%
Other (b)	1,914	2,142	228	42%

Total	$4,817	$5,132	$315	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 29 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - September 30, 2017
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$217	$1,810	$180	$476	$830	$2,495	$213	$6,221	16%
AA	84	4,564	67	79	19	2,170	1,392	8,375	22%
A	—	504	3	206	27	1,703	6,752	9,195	24%
BBB	—	49	4	155	88	846	9,305	10,447	28%

Subtotal - Investment grade	301	6,927	254	916	964	7,214	17,662	34,238	90%
BB	—	4	—	173	19	5	524	725	2%
B	—	7	—	253	4	—	76	340	1%
CCC, CC, C	—	1	—	936	3	2	29	971	3%
D	—	7	—	534	—	—	—	541	1%

Subtotal - Non-Investment grade	—	19	—	1,896	26	7	629	2,577	7%
Not Rated	8	78	—	587	20	269	391	1,353	3%

Total	$309	$7,024	$254	$3,399	$1,010	$7,490	$18,682	$38,168	100%

	Fair Value - December 31, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$299	$1,727	$171	$508	$1,213	$2,053	$218	$6,189	18%
AA	41	4,388	30	127	42	1,480	1,149	7,257	21%
A	—	501	55	170	98	1,593	6,070	8,487	24%
BBB	—	69	5	202	86	813	8,018	9,193	26%

Subtotal - Investment grade	340	6,685	261	1,007	1,439	5,939	15,455	31,126	89%
BB	—	4	—	184	29	16	462	695	2%
B	—	8	—	307	25	1	104	445	1%
CCC, CC, C	—	11	—	963	—	3	32	1,009	3%
D	—	—	—	679	—	—	—	679	2%

Subtotal - Non-Investment grade	—	23	—	2,133	54	20	598	2,828	8%
Not Rated	8	100	—	499	—	—	342	949	3%

Total	$348	$6,808	$261	$3,639	$1,493	$5,959	$16,395	$34,903	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.